6. OIL AND GAS PROPERTY INTERESTS	12 Months Ended
Dec. 31, 2016
Oil and Gas Exploration and Production Industries Disclosures [Abstract]
OIL AND GAS PROPERTY INTERESTS

Peace River Properties

During the period June 2006 through January 2007, the Company acquired the rights to multiple oilsands property leases with the Province of Alberta in the Peace River area of Alberta, Canada (the “Peace River Properties”). All the leases were acquired through a public auction process that requires the Company to submit sealed bids for land packages being auctioned by the provincial government. Upon being notified that it has submitted the highest bid for a specific land parcel the Company immediately pays the government the bid price and enters into a formal lease with the provincial government. All the leases are for a 15-year term, require minimum annual lease payments, and grant the Company the right to explore and develop oil sands on the respective lease. The specific transactions entered into by the Company are as noted below.

On February 22, 2016, the Company entered into two purchase / sale agreements acquiring a total of 45 leases, representing 39,680 hectares (98,051 acres) in the Peace River area of Alberta. One of the purchase / sale agreements was with a related party. The Company paid for the acquisition of these leases by the issuance of restricted 39,974,313 shares of its common stock valued at $0.0217 per share reduced by the carrying value of notes receivable, including accrued interest, from the two parties. As of February 22, 2016, the total notes receivable, plus accrued interest, was $271,380 and the value of the share issuance was $867,433 resulting in a net purchase price of $1,138,823.

All the Company’s leases in the Peace River area are subject to royalties payable to the government of Alberta. The royalty is calculated using a revenue-less-cost formula. In years prior to the recovery of the project’s capital investment, the royalty is 1% of gross revenue. Once the project costs have been recovered, the royalty is the greater of 1% of gross revenue or 25% of net revenue.

The table below summarizes all lease properties of the Company as of the year ended December 31, 2016:

	Number of	Land Area	Annual Lease Payments
Acquisition Year	Leases	(Hectures)	CDN		USD
2005	6	9,152	32,032	/	$23,857
2006	29	35,328	123,585	/	$92,046
2007	21	13,312	46,592	/	$34,702
2008	5	1,280	4,480	/	$3,337
2011	1	1,600	5,600	/	$4,171
	62	60,672	212,289	/	$158,113

The Company completed drilling four exploratory wells during the fiscal year ended December 31, 2007 for a total cost of $2,796,637. Since 2007, the Company has performed several studies on the area and has developed a drilling program. The Company intends to move forward on the drilling program when adequate funding is available. For the years ended December 31, 2016 and 2015, the Company did not drill any exploratory wells. As of December 31, 2016, the Company decided to fully impair all of its unproved properties for a total impairment of $7,831,570. This decision was made due to: the historically low commodity prices; the general lack of investment activity in the sector; the general lack of new oil sands lease activity in the region; and the need to update our 51-101 studies to reflect the new COGEH standards. As of the years ended December 31, 2016 and 2015, the Company had oil and gas property balance of $nil and $6,237,026, respectively.

The following table sets forth the Company’s future minimum lease payments for the years ending December 31:

Year	Future Minimum Lease Payments
2017	$212,289
2018	212,289
2019	212,289
2020	212,289
2021	180,257
Thereafter	83,552
Total	$1,112,965